UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2010

LIGAND PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11085 North Torrey Pines Road, Suite 300, La Jolla, California, 92037

(Address of Principal Executive Offices) (Zip Code)

(858) 550-7500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Payment of Bonuses to Named Executive Officers for 2009

On January 26, 2010, the Board of Directors (the “Board”) of Ligand Pharmaceuticals Incorporated (the “Company”) approved cash bonus payments for the 2009 fiscal year to be paid to the Company’s named executive officers. Under the Company’s bonus program, the target performance bonus for John L. Higgins, the Company’s chief executive officer, is 75% of base salary, the target performance bonus for Dr. Martin D. Meglasson, the Company’s Vice President, Discovery Research, is 50% of base salary, and the target performance for the other named executive officers is 40% of base salary. Bonus payments were based on the Board’s evaluation of performance goals for 2009. Such goals related to the achievement of certain corporate organizational and infrastructure objectives and the advancement of the Company’s clinical development programs.

The total bonuses to be paid to each named executive officer are as follows:

Name and Title	Amount of Bonus

John L. Higgins, President and Chief Executive Officer	$252,000

John P. Sharp, Vice President, Finance and Chief Financial Officer	$83,963

Charles S. Berkman, Vice President, Secretary and General Counsel	$79,119

Dr. Martin D. Meglasson Vice President, Discovery Research	$128,102

Vesting of 2009 Restricted Stock Units and Stock Option Awards

On January 23, 2009, the Compensation Committee of the Board approved aggregate awards of 90,000 restricted stock units and 90,000 stock options to the following executive officers pursuant to the Company’s Amended and Restated 2002 Stock Incentive Plan: John L. Higgins: 40,000 restricted stock units and 40,000 stock options, Dr. Martin D. Meglasson, 15,000 restricted stock units and 15,000 stock options, and Charles S. Berkman and John P. Sharp, 10,000 restricted stock units and 10,000 stock options each.

The vesting of each award was contingent upon the achievement during 2009 of certain corporate goals. On January 26, 2010, the Board determined that the aforementioned restricted stock units and stock options granted to the executive officers vest as follows: John L. Higgins: 24,000 restricted stock units and 24,000 stock options, Dr. Martin D. Meglasson, 9,000 restricted stock units and 9,000 stock options, and Charles S. Berkman and John P. Sharp, 6,000 restricted stock units and 6,000 stock options each. The stock options vested effective as of January 26, 2010 and the restricted stock units will be vested effective as of February 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned.

LIGAND PHARMACEUTICALS INCORPORATED

Date: January 28, 2010	By:	/s/ CHARLES S. BERKMAN
	Name:	Charles S. Berkman
	Title:	Vice President, General Counsel and Secretary